Developing Therapeutic Antibodies Targeting Allergic, Inflammatory and Proliferative Diseases Phase 1b SAC Results May 7, 2019 Exhibit 99.1

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Agenda Robert Alexander, PhD Introductions AK002 5:00 – 5:15 PM Henrik Rasmussen, MD PhD Review of Clinical Program 5:15 – 5:20 PM C. Stephen Foster, MD & Stephen Anesi, MD Overview of Ocular Allergy AK002 in Severe Allergic Conjunctivitis Phase 1b Study 5:20 – 6:00 PM Q&A 6:00 – 6:20 PM

Introduction Robert Alexander, PhD CEO – Allakos

Executive Summary Clinical stage company focused on the development of AK002, an anti-Siglec-8 mAb Lead indication is Eosinophilic Gastritis and/or Gastroenteritis Phase 2 study results expected July/August 2019 Recently reported AK002 clinical activity Rapid depletion of blood eosinophils in healthy volunteers and all studies to date Studies show symptom and quality of life improvements in multiple diseases including: Indolent Systemic Mastocytosis, Chronic Spontaneous Urticaria and two forms of Chronic Inducible Urticaria Today Positive data from AK002 Severe Allergic Conjunctivitis Phase 1 clinical study Significant improvements in comorbid atopic dermatitis, asthma, and rhinitis AK002 has the potential to be best-in-class in multiple mast cell and eosinophilic diseases

Mast Cells and Eosinophils: Effector Cells Central to Initiating and Maintaining Inflammatory Responses Found at the Internal/External Interface of the Body In particular, in tissues and surrounding blood vessels and peripheral nerves Produce a Broad Range of Inflammatory Mediators Vasoactive amines, lipid mediators, proteases, cytokines and chemokines Participate in Acute and Chronic Inflammation Including both innate and adaptive immune responses Key Drivers in Many Serious Diseases Including gastrointestinal, ophthalmic, dermatologic, respiratory, and proliferative diseases MAST CELLS EOSINOPHILS

AK002 Developed to Target Siglec-8 on Mast Cells and Eosinophils Cell Membrane Activating Receptors Activation Siglec-8 Mast Cell Eosinophil Inflammatory Response AK002 Inhibition Mast Cell Eosinophil Inhibition ADCC/Apoptosis AK002

8

Mast Cells and Eosinophils are Key Drivers of Atopic & Inflammatory Disease



Allergens
Epithelium
IL-33
IL- 4
IL-13
T Cell
B Cell
IL- 4
IL-13
Activated B Cell
IgE
Mast Cell
Histamine, LTC4, PGD2 and proteases
ACTIVATION AND RECRUITMENT OF OTHER IMMUNE CELLS AND TISSUE INFLAMMATION
CCL5
IL-8
IL-6, TNFα
Histamine
Substance P
Eosinophil
Neutrophil
Macrophage
Smooth Muscle
Neuron
ECP, MBP, elastase, MMP, TNFα , IL-1β, TGFβ
Tissue damage, fibrosis
Bronchoconstriction, increased GI motility, pain, itch
SENSITIZATION
ACUTE AND CHRONIC INFLAMMATION

Allakos

Eosinophils and Mast Cells Play a Significant Role in Many Diseases Mast Cell Activation Syndrome Indolent Systemic Mastocytosis Chronic Urticaria Atopic Dermatitis Eosinophilic Gastritis Eosinophilic Esophagitis Eosinophilic Gastroenteritis Ulcerative Colitis Vernal Keratoconjunctivitis GASTROINTESTINAL DISEASES OPHTHALMIC DISEASES RESPIRATORY DISEASES SKIN DISEASES MULTI-ORGAN DISEASES Atopic Keratoconjunctivitis Asthma Perennial Allergic Conjunctivitis Eosinophilic Asthma Idiopathic Pulmonary Fibrosis Irritable Bowel Syndrome Crohn’s Disease

AK002 Clinical Development Overview Henrik Rasmussen, MD PhD CMO – Allakos

AK002 Preclinical Phase 1 Phase 2 Data Expected Eosinophilic Gastritis July/August 2019 Chronic Urticaria Presented Q1 2019 Indolent Systemic Mastocytosis Presented Q1 2019 Severe Allergic Conjunctivitis Presented Today Current AK002 Development Status

AK002 Clinical Data to Date Key Findings Healthy Volunteers Rapid depletion of eosinophils Dose-dependent duration of eosinophil depletion Chronic Urticaria High response rates in multiple forms of antihistamine-resistant chronic urticaria, including omalizumab-refractory and inducible urticaria Indolent Systemic Mastocytosis Significant symptom and quality of life improvement

AK002 Safety Summary No adverse findings in short- and long-term animal toxicity studies PRECLINICAL Approximately 180 subjects exposed to drug in clinical studies Generally well-tolerated Mild to moderate infusion reactions (flushing, feeling of warmth, headache, nausea, or dizziness) consistent with other mAbs with ADCC activity ~19% IRR rate on first infusion ~2% IRR rate on subsequent infusions CLINICAL

Severe Allergic Conjunctival Disease Phase 1b Study Design Key Endpoints Status Open-label, pilot study 30 patients – 3 cohorts Atopic keratoconjunctivitis Vernal keratoconjunctivitis Perennial allergic conjunctivitis Dosed once monthly for 6 months 0.3 mg/kg starting dose, followed by 1.0 mg/kg then either 1.0 mg/kg or 3.0 mg/kg, based on symptoms Primary Safety and tolerability 29 patients 13 AKC 15 PAC 1 VKC Topline data presented today Secondary Allergic Conjunctivitis Symptom (ACS) PRO: Itching, photophobia, foreign body sensation, ocular pain, and lacrimation Ocular Symptom Score (OSS) Investigator assessment: Itching, redness, tearing, and chemosis Atopic comorbidities assessment: Atopic dermatitis Asthma Rhinitis

C. Stephen Foster, MD and Stephen Anesi, MD C. Stephen Foster, MD - Principal Investigator Founder and president of MERSI Professor, Ophthalmology & Adjunct Professor, Allergy & Immunology, Harvard Developed standard of care in treating uveitis/ocular inflammatory diseases Currently serves on >10 committees, including International Society of Ocular Pharmacology and Pharmaceutics and the International Uveitis Study Group >20 editorial board positions >800 peer reviewed publications, >100 books and chapters Stephen Anesi, MD - Sub-Investigator Associate partner at MERSI Completed fellowship in Ocular Immunology and Uveitis under Dr. Foster >15 peer reviewed publications, >5 books and book chapters

Phase 1b: AK002 in Patients with Severe Allergic Conjunctivitis C. Stephen Foster, MD Stephen Anesi, MD

AKC, PAC, & VKC are Severe Forms of Allergic Conjunctivitis CLINICAL FEATURES IMPACT Symptoms Extreme Itching, Photophobia, Pain, Sensation of Foreign Body, Burning, Watering, Mucous Discharge Poor Quality of Life Signs Redness (Hyperemia), Swelling (Chemosis, Periorbital Edema), Tarsal Papillae, Cicatricial Changes, Corneal Damage (Keratitis, Epithelial Erosion, Ulcers) Vision Loss, Poor Quality of Life Atopic Comorbidities Common Atopic Comorbidities Include Atopic Dermatitis, Asthma, and Rhinitis High Systemic Disease Burden, Poor Quality of Life

Severe Allergic Conjunctivitis Giant Papillae Corneal Ulcer (Vision Loss) Redness, Chemosis Photophobia, Watering, Periorbital Swelling

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Immune Cells Involved in Allergic Conjunctivitis

	Perennial Allergic Conjunctivitis (PAC)	Vernal Keratoconjunctivitis (VKC)	Atopic Keratoconjunctivitis (AKC)
Mast Cells	+++	+++	++
Eosinophils	++	++	+++
T and B cells	+	++	+++
Fibroblasts		++	++

Mast cells and eosinophils are key effector cells in allergic conjunctivitis

Source: Leonardi A. "Immunopathogenesis of ocular allergy: a schematic approach to different clinical entities." Curr Opin in Allergy Clinical Immunol. 2007, 7:429-435; Tsubota K. "Detection by brush cytology of mast cells and eosinophils in allergic and vernal conjunctivitis." Cornea. 1991;10(6):525.

Allakos

Limitations of Current Treatment Options Antihistamines / Mast Cell Stabilizers Require frequent dosing (up to 4 times per day) Typically ineffective in severe cases Ocular Topical Steroids Associated with multiple adverse effects, including cataracts and glaucoma Chronic, long-term use significantly increases risk of irreversible vision loss Require frequent monitoring of intraocular pressure (every 1 to 5 weeks) Calcineurin Inhibitors Limited efficacy and safety data Access and reimbursement often challenging due to lack of labeled indication Source: Leonardi et al. Allergy. 2019; Phulke et al. J Curr Glaucoma Pract. 2017; La Rosa et al. Ital J Pediatr. 2013; Weiner, American Academy of Ophthalmology EyeNet. Feb 2013

21

US Prevalence of Severe Allergic Conjunctivitis

US population experiencing **Ocular Allergy Symptoms**	**~130 Million[1]**
	~6% visit a physician for their condition
Diagnosed Allergic Conjunctivitis patients	**~7.4 Million[2]**
	~2% receive chronic ocular steroids
Severe Allergic Conjunctivitis patients on chronic ocular steroids[3]	**~120,000[2]**

(1) 40% of US population, Singh et al. *J Allergy Clin Immunol.* 2010 and Bielory et al. *Allergy Asthma Proc.* 2014; (2) Allakos analysis of Symphony Health PatientSource claims; (3) chronic use defined as 2 or more prescriptions for ocular steroids per year for 2 or more consecutive years

Allakos

Severe Allergic Conjunctivitis – Unmet Need ~120,000 patients in the US have antihistamine-refractory severe allergic conjunctivitis Significant disease burden, which can lead to blindness There are no safe chronic treatment options available

Severe Allergic Conjunctival Disease Phase 1b Study Design Key Endpoints Status Open-label, pilot study 30 patients – 3 cohorts Atopic keratoconjunctivitis Vernal keratoconjunctivitis Perennial allergic conjunctivitis Dosed once monthly for 6 months 0.3 mg/kg starting dose, followed by 1.0 mg/kg then either 1.0 mg/kg or 3.0 mg/kg, based on symptoms Primary Safety and tolerability 29 patients 13 AKC 15 PAC 1 VKC Topline data presented today Secondary Allergic Conjunctivitis Symptom (ACS) PRO: Itching, photophobia, foreign body sensation, ocular pain, and lacrimation Ocular Symptom Score (OSS) Investigator assessment: Itching, redness, tearing, and chemosis Atopic comorbidities assessment: Atopic dermatitis Asthma Rhinitis

Baseline Characteristics (1)By medical history AKC (N=13) VKC (N=1) PAC (N=16) Total (N=30) Age, Median (Range) 50 (23-72) 25 55 (29-79) 52 (23-79) Female 38% 0 63% 50% Age of AC Onset, Median (Range) 36 (7-72) 12 46 (19-69) 43 (7-72) Years with AC, Median (Range) 6 (0-38) 13 4 (0-19) 6 (0-38) Atopic Comorbidities1 ≥1 Comorbidity 85% 100% 88% 87% ≥2 Comorbidities 69% 100% 44% 57% Atopic Dermatitis 85% 0 44% 60% Asthma 54% 100% 25% 40% Rhinitis 54% 100% 75% 67%

AK002 Clinical Activity Measured by PRO & Investigator Assessments Daily patient questionnaire Total ACS (0 – 50 point scale): Itching (0-10) Light sensitivity (0-10) Eye pain (0-10) Foreign body sensation (0-10) Watering eyes (0-10) Monthly investigator assessment Total OSS (0 – 13 point scale): Itching (0-4) Redness (0-3) Tearing (0-3) Chemosis (0-3) Daily patient questionnaire for patients with comorbid atopic dermatitis, asthma and/or rhinitis 0 – 10 point scale grading global disease severity ALLERGIC CONJUNCTIVITIS SYMPTOM (ACS) OCULAR SYMPTOM SCORE (OSS) COMORBID ATOPIC DISEASE ASSESSMENTS

Improvements in Allergic Conjunctivitis Signs & Symptoms Median Total ACS Baseline Weeks 21-22 Median Total OSS Baseline Day 140 -71% -78% Patient Reported Investigator Assessment All Subjects (n=29)

Substantial Improvements in Multiple Forms of Severe AC Median Total ACS AKC (n=13) Baseline Weeks 21-22 VKC (n=1) PAC (n=15) All Subjects (n=29) Baseline Weeks 21-22 Baseline Weeks 21-22 Baseline Weeks 21-22 -74% -87% -71% -78%

Consistent Improvements Across Signs & Symptoms Symptom Median % Δ from BL to Wk 21-22 Allergic Conjunctivitis Symptom (ACS) Patient Reported - Daily Itching -75% Light Sensitivity -57% Eye Pain -75% Foreign Body Sensation -80% Watering Eyes -76% Symptoms & Signs Median % Δ from BL to Day 140 Ocular Symptom Score (OSS) Investigator Assessment - Monthly Itching -67% Redness -67% Tearing -50% Chemosis -100%

Substantial Improvement in Atopic Comorbidities Atopic Dermatitis (n=11) Baseline Weeks 21-22 -65% Asthma (n=9) Baseline Weeks 21-22 Rhinitis (n=11) Baseline Weeks 21-22 -72% -69% Median Symptom Score

Severe Allergic Conjunctivitis Phase 1b: Safety Summary Generally very well-tolerated No drug-related Serious Adverse Events Most common adverse event was mild to moderate infusion-related reactions (IRRs; flushing, feeling of warmth, headache, nausea, or dizziness) 16.7% IRRs rate on first infusion 0.7% IRRs rate on subsequent infusions

Patient Case Studies C. Stephen Foster, MD Stephen Anesi, MD

Case Study 1: AKC with Comorbid Atopic Dermatitis & Rhinitis Medical History 27 year-old male with severe AKC, atopic dermatitis, and rhinitis Baseline normal peripheral blood eosinophils (190 eos/µL) Suffered from severe symptoms despite treatment Itching, foreign body sensation, and watering Hyperemia (redness) and palpebral papillae Moderate comorbid atopic dermatitis & rhinitis Treatment history AKC: topical antihistamines, topical corticosteroids Atopic Dermatitis: oral antihistamines Rhinitis: oral antihistamines

Case Study 1: Improvement in Ocular Symptoms 99% reduction in Total ACS Watering Foreign Body Eye Pain Light Sensitivity Itching Total ACS Month 1 Month 2 Month 3 Month 4 Month 5 Weeks 21-22

Case Study 1: Improvement in Ocular Signs and Symptoms and Comorbid Atopic Dermatitis and Rhinitis Total ACS Baseline Weeks 21-22 Total OSS -100% Baseline Day 140 Atopic Dermatitis Baseline Weeks 21-22 Rhinitis Baseline Weeks 21-22 -99% -82% -100% Symptom Score

Case Study 1: Reversal of Neovascular and Inflammatory Changes Prior to AK002 After 3 Doses of AK002

Case Study 2: AKC with Comorbid Atopic Dermatitis & Asthma Medical History 49 year-old male with severe AKC, atopic dermatitis, and asthma Baseline high peripheral blood eosinophils (1350 eos/µL) Suffered from severe symptoms despite treatment Photophobia, conjunctival hyperemia, and chemosis Periorbital atopic dermatitis and edema Moderate-to-severe comorbid asthma Treatment history AKC: topical corticosteroids, topical antihistamines, topical cromolyn Atopic Dermatitis: dupilumab, topical corticosteroids, topical tacrolimus Asthma: daily ICS/LABA, cromolyn, albuterol

Case Study 2: Improvement in Ocular Symptoms 97% reduction in Total ACS Watering Foreign Body Eye Pain Light Sensitivity Itching Total ACS Month 1 Month 2 Month 3 Month 4 Month 5 Weeks 21-22

Case Study 2: Improvement in Ocular Signs and Symptoms and Comorbid Atopic Dermatitis and Asthma Total ACS Baseline Weeks 21-22 Total OSS -82% Baseline Day 140 Atopic Dermatitis Baseline Weeks 21-22 Asthma Baseline Weeks 21-22 -97% -36% -78% Symptom Score

Case Study 2: Substantial Clinical Improvements Prior to AK002 After 3 Doses of AK002

Case Study 3: AKC with Comorbid Atopic Dermatitis, Asthma, and Rhinitis Medical History 53 year-old male with AKC, atopic dermatitis, asthma, and rhinitis Baseline normal peripheral blood eosinophils (120 eos/µL) Suffered from severe symptoms despite treatment Itching, photophobia, foreign body sensation, redness, & chemosis Severe comorbid atopic dermatitis & asthma Treatment history AKC: topical corticosteroids, topical antihistamines Atopic Dermatitis: dupilumab, topical corticosteroids Asthma: daily ICS/LABA, albuterol Rhinitis: oral antihistamines

Case Study 3: Improvements in Ocular Signs and Symptoms and Comorbid Atopic Dermatitis, Asthma, and Rhinitis Total ACS Baseline Weeks 21-22 Atopic Dermatitis -67% Baseline Weeks 21-22 Asthma Baseline Weeks 21-22 Rhinitis Baseline Weeks 21-22 -88% -82% -96% Symptom Score

Case Study 4: AKC w/ Comorbid Esophagitis, Gastritis, Duodenitis, Urticaria Medical History 45 year old female with severe AKC, GI disease, and chronic urticaria Baseline normal peripheral blood eosinophils (160 eos/µL) Suffered from severe symptoms despite treatment Itching, photophobia, discomfort, and watering Frequent and severe stomach pain, nausea, and diarrhea Frequent and severe headaches / migraines Frequent spontaneous and inducible urticaria (edema, hives, rash, and flushing) Treatment history AKC: oral corticosteroids, topical cromolyn, oral antihistamines Gastrointestinal Diseases: restricted diet, PPIs, oral cromolyn sodium Urticaria: oral antihistamines, lifestyle modification / trigger avoidance

Case Study 4: Improvement in Ocular Symptoms Total OSS Watering Foreign Body Eye Pain Light Sensitivity Itching Total ACS 99% reduction in Total ACS 100% reduction in Total OSS Month 1 Month 2 Month 3 Month 4 Month 5 Weeks 21-22

Case Study 4: Improvements in Ocular Signs and Symptoms Total ACS Baseline Weeks 21-22 Total OSS Baseline Day 140 -100% -99% Patient Reported Investigator Assessment Case Study 4: AKC Patient

Summary AK002 demonstrated clinical activity in severe allergic conjunctivitis AK002 is a targeted therapy that may represent a novel alternative to chronic steroid use Results suggest significant activity in systemic atopic comorbidities such as atopic dermatitis, asthma, and rhinitis

Executive Summary Clinical stage company focused on the development of AK002, an anti-Siglec-8 mAb Lead indication is Eosinophilic Gastritis and/or Gastroenteritis Phase 2 study results expected July/August 2019 Recently reported AK002 clinical activity Rapid depletion of blood eosinophils in healthy volunteers and all studies to date Studies show symptom and quality of life improvements in multiple diseases including: Indolent Systemic Mastocytosis, Chronic Spontaneous Urticaria and two forms of Chronic Inducible Urticaria Today Positive data from AK002 Severe Allergic Conjunctivitis Phase 1 clinical study Significant improvements in comorbid atopic dermatitis, asthma, and rhinitis AK002 has the potential to be best-in-class in multiple mast cell and eosinophilic diseases

Q&A

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